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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 24, 2004

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     000-30045                38-3518829
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)


    2711 E. JEFFERSON AVE.
    DETROIT, MICHIGAN 48207                            (313)-567-4348
     (Address of principal                    (Registrant's telephone number,
      executive offices)                           including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On September 6, 2004 the Audit Committee of the Board of Directors of the Company authorized management to prepare a Request For Proposal to seek bids for the annual audit of Catuity Inc's 2004 financial statements and the reviews of its quarterly financial statements. Catuity's current auditors, Ernst & Young LLP, were invited to bid on the audit. On September 21, 2004 Ernst & Young LLP advised Catuity management that it was declining to bid on Catuity's work, effectively declining to stand for re-election. Catuity is currently in the process of evaluating the proposals it has received and will file another Form 8-K once it has determined what firm will be awarded the Company's audit for fiscal year 2004.

The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2002 and 2003, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. Further, Ernst & Young LLP have not advised the Company of any "reportable events" pursuant to Item 304(a)(1)(v) of Regulation S-K in connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2002 and 2003 respectively, or in the subsequent interim period.

The Company requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated September 24, 2004 is filed as
Exhibit 16.1 to this Form 8-K.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 24, 2004, regarding change in certifying accountant.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CATUITY INC.
                                      (Registrant)


                              By /s/ John H. Lowry
                                 ----------------------------------------
                                     John H. Lowry
                                     Senior Vice President,
                                     Chief Financial Officer & Secretary

Date:  September 24, 2004